UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2009

Brigham Exploration Company
 (Exact name of registrant as specified in its charter)

Delaware	001-34224	75-2692967
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 Bridgepoint Parkway Building Two, Suite 500 Austin, Texas	78730
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 427-3300

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On June 19, 2009, our stockholders approved a grant to each of our non-employee directors of non-plan stock options to purchase 40,000 shares of our common stock. The options have an exercise price of $2.21 per share, vest ratably over five years and have a ten year term. The grants were previously approved by our Board of Directors but made conditional upon our stockholders’ approval.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRIGHAM EXPLORATION COMPANY

Date: June 24, 2009

By: /s/ Eugene B. Shepherd, Jr.
Eugene B. Shepherd, Jr.
Executive Vice President &
Chief Financial Officer